MULTIFAMILY NOTE

US $241,889,868.00	As of April 1, 2008

FOR VALUE RECEIVED, the undersigned ("Borrower") jointly and severally (if more than one) promises to pay to the order of CAPMARK BANK, a Utah industrial bank, the principal sum of Two Hundred Forty-One Million Eight Hundred Eighty-Nine Thousand Eight Hundred Sixty-Eight and 00/100 Dollars (US $241,889,868.00), with interest accruing at the Interest Rate on the unpaid principal balance from the Disbursement Date until fully paid.

This Note is executed and delivered by Borrower pursuant to that certain Master Credit Facility Agreement, dated as of April 1, 2008, by and between Borrower and Capmark Finance Inc., a California corporation (as amended from time to time, the “Master Agreement”), to evidence the obligation of Borrower to repay an Advance made by Lender to Borrower in accordance with the terms of the Master Agreement.  This Note is entitled to the benefit and security of the Loan Documents provided for in the Master Agreement, to which reference is hereby made for a statement of all of the terms and conditions under which the Advance evidenced hereby is made.

1.           Defined Terms.  In addition to defined terms found elsewhere in this Note, as used in this Note, the following definitions shall apply:

Advance: The advance evidenced by this Note.

Advance Term: 120 months.

Amortization Period: 360 months.

Business Day:  Any day other than a Saturday, Sunday or any other day on which Lender is not open for business.

Debt Service Amounts:  Amounts payable under this Note, the Security Instrument or any other Loan Document.

Disbursement Date:  The date of disbursement of the Advance hereunder.

Default Rate:  A rate equal to the lesser of 4 percentage points above the Interest Rate or the maximum interest rate which may be collected from Borrower under applicable law.

First Interest Only Payment Date:  The first day of May, 2008.

First Principal and Interest Payment Date:  The first day of May, 2011.

Multifamily Partial Interest Only Fixed Rate Note – District of Columbia	Form 4109-PIO	Page 1
Modified for Master Credit Facility Agreement	10-05	© 2005 Fannie Mae

Indebtedness: The principal of, interest on, or any other amounts due at any time under, this Note, the Security Instrument or any other Loan Document, including prepayment premiums, late charges, default interest, and advances to protect the security of the Security Instrument under Section 12 of the Security Instrument.

Interest Only Term: 36 months.

Interest Rate:  The annual rate of five and nine hundred five thousandths percent (5.905%).

Last Interest Only Payment Date: The first day of April, 2011.

Lender: The holder of this Note.

Maturity Date:  The first day of April, 2018, or any earlier date on which the unpaid principal balance of this Note becomes due and payable by acceleration or otherwise.

Security Instrument:  Individually and collectively, various multifamily mortgages, deeds to secure debt or deeds of trust described in the Master Agreement.

Yield Maintenance Period Term: 114 months.

Yield Maintenance Period End Date:  The last day of September 2017.

Event of Default, Key Principal and other capitalized terms used but not defined in this Note shall have the meanings given to such terms in the Security Instrument.

2.           Address for Payment.  All payments due under this Note shall be payable at c/o Capmark Finance Inc., 116 Welsh Road, Horsham, Pennsylvania 19044, Attn:  Servicing – Account Manager, or such other place as may be designated by written notice to Borrower from or on behalf of Lender.

3.           Payment of Principal and Interest.  Principal and interest shall be paid as follows:

(a)           Short Month Interest.  If disbursement of principal is made by Lender to Borrower on any day other than the first day of the month, interest for the period beginning on the Disbursement Date and ending on and including the last day of the month in which such disbursement is made shall be payable simultaneously with the execution of this Note.

(b)	Interest Computation. Interest under this Note shall be computed on the basis of (check one only):

30/360.  A 360-day year consisting of twelve 30-day months.

Multifamily Partial Interest Only Fixed Rate Note – District of Columbia	Form 4109-PIO	Page 2
Modified for Master Credit Facility Agreement	10-05	© 2005 Fannie Mae

           Actual/360.  A 360-day year.  The amount of each monthly payment made by Borrower pursuant to Paragraph 3(c) below that is allocated to interest will be based on the actual number of calendar days during such month and shall be calculated by multiplying the unpaid principal balance of this Note by the per annum Interest Rate, dividing the product by 360 and multiplying the quotient by the actual number of days elapsed during the month.  Borrower understands that the amount allocated to interest for each month will vary depending on the actual number of calendar days during such month.

(c)	Monthly Installments:

(1)           Interest Only Period.  Commencing on the First Interest Only Payment Date and on the first day of every month until and including the Last Interest Only Payment Date, consecutive monthly installments of interest only shall be payable and in an amount equal to one of the following (check one only):

30/360.  [Select only if 30/360 is selected in Paragraph 3(b) above.]  If interest accrues based on a 30/360 interest computation, then consecutive monthly installments of interest only, each in the amount of ___________________________________________________________________________ Dollars (US $__________________________).

Actual/360.  [Select only if Actual/360 is selected in Paragraph 3(b) above.]  If interest accrues based on an Actual/360 interest computation, the amount of One Million One Hundred Ninety Thousand Two Hundred Ninety-Nine and 73/100 Dollars (US $1,190,299.73) shall be payable on the First Interest Only Payment Date and thereafter consecutive monthly installments of interest only, shall be payable as follows:

(1)	One Million One Hundred Ten Thousand Nine Hundred Forty-Six and 41/100 Dollars (US $1,110,946.41), shall be payable on the first day of each month during the term hereof which follows a 28-day month;

(2)
One Million One Hundred Fifty Thousand Six Hundred Twenty-Three and 07/100 Dollars (US $1,150,623.07), shall be payable on the first day of each month during the term hereof which follows a 29-day month,

(3)
One Million One Hundred Ninety Thousand Two Hundred Ninety-Nine and 73/100 Dollars (US $1,190,299.73), shall be payable on the first day of each month during the term hereof which follows a 30-day month, or

(4)
One Million Two Hundred Twenty-Nine Thousand Nine Hundred Seventy-Six and 38/100 Dollars (US $1,229,976.38), shall be payable on the first day of each month during the term hereof which follows a 31-day month,

Multifamily Partial Interest Only Fixed Rate Note – District of Columbia	Form 4109-PIO	Page 3
Modified for Master Credit Facility Agreement	10-05	© 2005 Fannie Mae

(2)           Amortizing Period.  Commencing on the First Principal and Interest Payment Date and on the first day of every month thereafter, consecutive monthly installments of principal and interest, each in the amount of One Million Four Hundred Thirty Five Thousand Five Hundred Eleven and 11/100 Dollars (US $1,435,511.11), until the entire unpaid principal balance evidenced by this Note is fully paid.

Any remaining principal and interest shall be due and payable on the Maturity Date.  The unpaid principal balance shall continue to bear interest after the Maturity Date at the Default Rate set forth in this Note until and including the date on which it is paid in full.

(d)           Payments Before Due Date.  Any regularly scheduled monthly installment of interest only (during the interest-only period set forth in paragraph 3(c) above) or principal and interest (during the period in which principal and interest is due also as set forth in paragraph 3(c) above) that is received by Lender before the date it is due shall be deemed to have been received on the due date solely for the purpose of calculating interest due.

(e)           Accrued Interest.  Any accrued interest remaining past due for 30 days or more shall be added to and become part of the unpaid principal balance and shall bear interest at the rate or rates specified in this Note.  Any reference herein to "accrued interest" shall refer to accrued interest which has not become part of the unpaid principal balance.  Any amount added to principal pursuant to the Loan Documents shall bear interest at the applicable rate or rates specified in this Note and shall be payable with such interest upon demand by Lender and absent such demand, as provided in this Note for the payment of principal and interest.

4.           Application of Payments.  If at any time Lender receives, from Borrower or otherwise, any amount applicable to the Indebtedness which is less than all amounts due and payable at such time, Lender may apply that payment to amounts then due and payable in any manner and in any order determined by Lender, in Lender's discretion.  Borrower agrees that neither Lender's acceptance of a payment from Borrower in an amount that is less than all amounts then due and payable nor Lender's application of such payment shall constitute or be deemed to constitute either a waiver of the unpaid amounts or an accord and satisfaction.

5.           Security.  The Indebtedness is secured, among other things, by the Security Instrument, and reference is made to the Security Instrument for other rights of Lender concerning the collateral for the Indebtedness.

6.           Acceleration.  If an Event of Default has occurred and is continuing, the entire unpaid principal balance, any accrued interest, the prepayment premium payable under Paragraph 10, if any, and all other amounts payable under this Note and any other Loan Document shall at once become due and payable, at the option of Lender, without any prior notice to Borrower.  Lender may exercise this option to accelerate regardless of any prior forbearance.

7.           Late Charge.  If any monthly installment due hereunder is not received by Lender on or before the 10th day of each month or if any other amount payable under this Note or under the Security Instrument or any other Loan Document is not received by Lender within 10 days after the date such

Multifamily Partial Interest Only Fixed Rate Note – District of Columbia	Form 4109-PIO	Page 4
Modified for Master Credit Facility Agreement	10-05	© 2005 Fannie Mae

amount is due, counting from and including the date such amount is due, Borrower shall pay to Lender, immediately and without demand by Lender, a late charge equal to 5 percent of such monthly installment or other amount due.  Borrower acknowledges that its failure to make timely payments will cause Lender to incur additional expenses in servicing and processing the Advance and that it is extremely difficult and impractical to determine those additional expenses.  Borrower agrees that the late charge payable pursuant to this Paragraph represents a fair and reasonable estimate, taking into account all circumstances existing on the date of this Note, of the additional expenses Lender will incur by reason of such late payment.  The late charge is payable in addition to, and not in lieu of, any interest payable at the Default Rate pursuant to Paragraph 8.

8.           Default Rate.  So long as any monthly installment or any other payment due under this Note remains past due for 30 days or more, interest under this Note shall accrue on the unpaid principal balance from the earlier of the due date of the first unpaid monthly installment or other payment due, as applicable, at the Default Rate.  If the unpaid principal balance and all accrued interest are not paid in full on the Maturity Date, the unpaid principal balance and all accrued interest shall bear interest from the Maturity Date at the Default Rate.  Borrower also acknowledges that its failure to make timely payments will cause Lender to incur additional expenses in servicing and processing the Advance, that, during the time that any monthly installment or payment under this Note is delinquent for more than 30 days, Lender will incur additional costs and expenses arising from its loss of the use of the money due and from the adverse impact on Lender's ability to meet its other obligations and to take advantage of other investment opportunities, and that it is extremely difficult and impractical to determine those additional costs and expenses.  Borrower also acknowledges that, during the time that any monthly installment or other payment due under this Note is delinquent for more than 30 days, Lender's risk of nonpayment of this Note will be materially increased and Lender is entitled to be compensated for such increased risk.  Borrower agrees that the increase in the rate of interest payable under this Note to the Default Rate represents a fair and reasonable estimate, taking into account all circumstances existing on the date of this Note, of the additional costs and expenses Lender will incur by reason of the Borrower's delinquent payment and the additional compensation Lender is entitled to receive for the increased risks of nonpayment associated with a delinquent loan.

9.           Limits on Personal Liability.

(a)           Except as otherwise provided in this Paragraph 9, Borrower shall have no personal liability under this Note, the Security Instrument or any other Loan Document for the repayment of the Indebtedness or for the performance of any other obligations of Borrower under the Loan Documents, and Lender's only recourse for the satisfaction of the Indebtedness and the performance of such obligations shall be Lender's exercise of its rights and remedies with respect to the Mortgaged Property (as such term is defined in the Security Instrument) and any other collateral held by Lender as security for the Indebtedness. This limitation on Borrower's liability shall not limit or impair Lender's enforcement of its rights against any guarantor of the Indebtedness or any guarantor of any obligations of Borrower.

(b)           Borrower shall be personally liable to Lender for the repayment of a portion of the Indebtedness equal to any loss or damage suffered by Lender as a result of:

Multifamily Partial Interest Only Fixed Rate Note – District of Columbia	Form 4109-PIO	Page 5
Modified for Master Credit Facility Agreement	10-05	© 2005 Fannie Mae

(1)           failure of Borrower to pay to Lender upon demand after an Event of Default, all Rents to which Lender is entitled under Section 3(a) of the Security Instrument and the amount of all security deposits collected by Borrower from tenants then in residence;

(2)           failure of Borrower to apply all insurance proceeds and condemnation proceeds as required by the Security Instrument;

(3)           failure of Borrower to comply with Section 14(d) or (e) of the Security Instrument relating to the delivery of books and records, statements, schedules and reports;

(4)           fraud or written material misrepresentation by Borrower, Key Principal or any officer, director, partner, member or employee of Borrower in connection with the application for or creation of the Indebtedness or any request for any action or consent by Lender; or

(5)           failure to apply Rents, first, to the payment of reasonable operating expenses (other than Property management fees that are not currently payable pursuant to the terms of an Assignment of Management Agreement or any other agreement with Lender executed in connection with the Master Agreement) and then to Debt Service Amounts, except that Borrower will not be personally liable (i) to the extent that Borrower lacks the legal right to direct the disbursement of such sums because of a bankruptcy, receivership or similar judicial proceeding, or (ii) with respect to Rents that are distributed in any calendar year if Borrower has paid all operating expenses and Debt Service Amounts for that calendar year.

(c)           Borrower shall become personally liable to Lender for the repayment of all of the Indebtedness upon the occurrence of any of the following Events of Default:

(1)           Borrower's acquisition of any property or operation of any business not permitted by Section 33 of the Security Instrument; or

(2)           a Transfer that is an Event of Default under Section 21 of the Security Instrument.

(3)           a failure in performance of all of Borrower’s indemnification obligations under Section 18 of the Security Instrument; or

(4)           Borrower’s commencement of a voluntary cause under the Federal bankruptcy laws.

(d)           To the extent that Borrower has personal liability under this Paragraph 9, Lender may exercise its rights against Borrower personally without regard to whether Lender has exercised any rights against the Mortgaged Property or any other security, or pursued any rights against any guarantor, or pursued any other rights available to Lender under this Note, the Security Instrument, any other Loan Document or applicable law. For purposes of this Paragraph 9, the term "Mortgaged Property" shall not include any funds that (1) have been applied by Borrower as required or permitted by the Security Instrument prior to the occurrence of an Event of Default, or (2) Borrower was unable to apply as

Multifamily Partial Interest Only Fixed Rate Note – District of Columbia	Form 4109-PIO	Page 6
Modified for Master Credit Facility Agreement	10-05	© 2005 Fannie Mae

required or permitted by the Security Instrument because of a bankruptcy, receivership, or similar judicial proceeding.

10.           Voluntary and Involuntary Prepayments.

(a)           A prepayment premium shall be payable in connection with any prepayment made under this Note as provided below:

(1)
Borrower may voluntarily prepay all (but not less than all) of the unpaid principal balance of this Note (provided that Borrower may prepay a portion of the Note in connection with a release of collateral pursuant to the terms of Section 3.05 or Section 3.06 of the Master Agreement) only on the last calendar day of a calendar month (the "Last Day of the Month") and only if Borrower has complied with all of the following:

(i)
Borrower must give Lender at least 30 days (if given via U.S. Postal Service) or 20 days (if given via facsimile, email or overnight courier), but not more than 60 days, prior written notice of Borrower's intention to make a prepayment (the "Prepayment Notice").  The Prepayment Notice shall be given in writing (via facsimile, email, U.S. Postal Service or overnight courier) and addressed to Lender.  The Prepayment Notice shall include, at a minimum, the Business Day upon which Borrower intends to make the prepayment (the "Intended Prepayment Date").

(ii)
Borrower acknowledges that the Lender is not required to accept any voluntary prepayment of this Note on any day other than the Last Day of the Month even if Borrower has given a Prepayment Notice with an Intended Prepayment Date other than the Last Day of the Month or if the Last Day of the Month is not a Business Day.  Therefore, even if Lender accepts a voluntary prepayment on any day other than the Last Day of the Month, for all purposes (including the accrual of interest and the calculation of the prepayment premium), any prepayment received by Lender on any day other than the Last Day of the Month shall be deemed to have been received by Lender on the Last Day of the Month and any prepayment calculation will include interest to and including the Last Day of the Month in which such prepayment occurs.  If the Last Day of the Month is not a Business Day, then the Borrower must make the payment on the Business Day immediately preceding the Last Day of the Month.

(iii)
Any prepayment shall be made by paying (A) the amount of principal being prepaid, (B) all accrued interest (calculated to the Last Day of the Month), (C) all other sums due Lender at the time of such prepayment, and (D) the prepayment premium calculated pursuant to Schedule A.

Multifamily Partial Interest Only Fixed Rate Note – District of Columbia	Form 4109-PIO	Page 7
Modified for Master Credit Facility Agreement	10-05	© 2005 Fannie Mae

(iv)
If, for any reason, Borrower fails to prepay this Note (A) within five (5) Business Days after the Intended Prepayment Date or (B) if the prepayment occurs in a month other than the month stated in the original Prepayment Notice, then Lender shall have the right, but not the obligation, to recalculate the prepayment premium based upon the date that Borrower actually prepays this Note and to make such calculation as described in Schedule A attached hereto.  For purposes of such recalculation, such new prepayment date shall be deemed the "Intended Prepayment Date."

(2)           Upon Lender's exercise of any right of acceleration under this Note, Borrower shall pay to Lender, in addition to the entire unpaid principal balance of this Note outstanding at the time of the acceleration, (i) all accrued interest and all other sums due Lender under this Note and the other Loan Documents, and (ii) the prepayment premium calculated pursuant to Schedule A.

(3)           Any application by Lender of any collateral or other security to the repayment of any portion of the unpaid principal balance of this Note prior to the Maturity Date and in the absence of acceleration shall be deemed to be a partial prepayment by Borrower, requiring the payment to Lender by Borrower of a prepayment premium.

(b)           Notwithstanding the provisions of Paragraph 10(a), no prepayment premium shall be payable (1) with respect to any prepayment occurring as a result of the application of any insurance proceeds or condemnation award under the Security Instrument, or (2) as provided in subparagraph (c) of Schedule A.

(c)           Schedule A is hereby incorporated by reference into this Note.

(d)           Any required prepayment of less than the entire unpaid principal balance of this Note shall not extend or postpone the due date of any subsequent monthly installments or change the amount of such installments, unless Lender agrees otherwise in writing.

(e)           Borrower recognizes that any prepayment of the unpaid principal balance of this Note, whether voluntary or involuntary or resulting from a default by Borrower, will result in Lender's incurring loss, including reinvestment loss, additional expense and frustration or impairment of Lender's ability to meet its commitments to third parties.  Borrower agrees to pay to Lender upon demand damages for the detriment caused by any prepayment, and agrees that it is extremely difficult and impractical to ascertain the extent of such damages.  Borrower therefore acknowledges and agrees that the formula for calculating prepayment premiums set forth on Schedule A represents a reasonable estimate of the damages Lender will incur because of a prepayment.

(f)           Borrower further acknowledges that the prepayment premium provisions of this Note are a material part of the consideration for the Advance evidenced by this Note, and acknowledges that the terms of this Note are in other respects more favorable to Borrower as a result of the Borrower's voluntary agreement to the prepayment premium provisions.

Multifamily Partial Interest Only Fixed Rate Note – District of Columbia	Form 4109-PIO	Page 8
Modified for Master Credit Facility Agreement	10-05	© 2005 Fannie Mae

11.           Costs and Expenses.  Borrower shall pay on demand all expenses and costs, including fees and out-of-pocket expenses of attorneys and expert witnesses and costs of investigation, incurred by Lender as a result of any default under this Note or in connection with efforts to collect any amount due under this Note, or to enforce the provisions of any of the other Loan Documents, including those incurred in post-judgment collection efforts and in any bankruptcy proceeding (including any action for relief from the automatic stay of any bankruptcy proceeding) or judicial or non-judicial foreclosure proceeding.

12.           Forbearance.  Any forbearance by Lender in exercising any right or remedy under this Note, the Security Instrument, or any other Loan Document or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of that or any other right or remedy.  The acceptance by Lender of any payment after the due date of such payment, or in an amount which is less than the required payment, shall not be a waiver of Lender's right to require prompt payment when due of all other payments or to exercise any right or remedy with respect to any failure to make prompt payment.  Enforcement by Lender of any security for Borrower's obligations under this Note shall not constitute an election by Lender of remedies so as to preclude the exercise of any other right or remedy available to Lender.

13.           Waivers.  Except as expressly provided in the Master Agreement, presentment, demand, notice of dishonor, protest, notice of acceleration, notice of intent to demand or accelerate payment or maturity, presentment for payment, notice of nonpayment, grace, and diligence in collecting the Indebtedness are waived by Borrower, Key Principal, and all endorsers and guarantors of this Note and all other third party obligors.

14.           Loan Charges.  Borrower agrees to pay an effective rate of interest equal to the sum of the Interest Rate provided for in this Note and any additional rate of interest resulting from any other charges of interest or in the nature of interest paid or to be paid in connection with the Advance evidenced by this Note and any other fees or amounts to be paid by Borrower pursuant to any of the other Loan Documents.  Neither this Note nor any of the other Loan Documents shall be construed to create a contract for the use, forbearance or detention of money requiring payment of interest at a rate greater than the maximum interest rate permitted to be charged under applicable law.  If any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower in connection with the Advance is interpreted so that any interest or other charge provided for in any Loan Document, whether considered separately or together with other charges provided for in any other Loan Document, violates that law, and Borrower is entitled to the benefit of that law, that interest or charge is hereby reduced to the extent necessary to eliminate that violation.  The amounts, if any, previously paid to Lender in excess of the permitted amounts shall be applied by Lender to reduce the unpaid principal balance of this Note.  For the purpose of determining whether any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower has been violated, all Indebtedness that constitutes interest, as well as all other charges made in connection with the Indebtedness that constitute interest, shall be deemed to be allocated and spread ratably over the stated term of the Note.  Unless otherwise required by applicable law, such allocation and spreading shall be effected in such a manner that the rate of interest so computed is uniform throughout the stated term of the Note.

Multifamily Partial Interest Only Fixed Rate Note – District of Columbia	Form 4109-PIO	Page 9
Modified for Master Credit Facility Agreement	10-05	© 2005 Fannie Mae

15.           Commercial Purpose.  Borrower represents that the Indebtedness is being incurred by Borrower solely for the purpose of carrying on a business or commercial enterprise, and not for personal, family or household purposes.

16.           Counting of Days.  Except where otherwise specifically provided, any reference in this Note to a period of "days" means calendar days, not Business Days.

17.           Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.  The provisions of Section 13.06 of the Master Agreement (entitled “Choice of Law; Consent to Jurisdiction; Waiver of Jury Trial”) are hereby incorporated into this Note by this reference to the fullest extent as if the text of such Section were set forth in its entirety herein.

18.           Captions.  The captions of the paragraphs of this Note are for convenience only and shall be disregarded in construing this Note.

19.           Notices.  All notices, demands and other communications required or permitted to be given by Lender to Borrower pursuant to this Note shall be given in accordance with Section 13.08 of the Master Agreement.

20.           Security for this Note.  The indebtedness evidenced by this Note is secured by other Security Documents executed by Borrower or its Affiliates.  Reference is made hereby to the Master Agreement and the Security Documents for additional rights and remedies of Lender relating to the Indebtedness evidenced by this Note.  Each Security Document shall be released in accordance with the provisions of the Master Agreement and the Security Documents.

21.           Advance.  This Note is issued to evidence an Advance made in accordance with the terms of the Master Agreement.

22.           Cross-Default with Master Agreement.  The occurrence of an Event of Default under the Master Agreement shall constitute an “Event of Default” under this Note, and, accordingly, upon the occurrence of an Event of Default under the Master Agreement, the entire principal amount outstanding hereunder and accrued interest thereon shall at once become due and payable, at the option of the holder hereof.

ATTACHED SCHEDULES.  The following Schedules are attached to this Note:

X	Schedule A	Prepayment Premium (required)

X	Schedule B	Modifications to Multifamily Note

Multifamily Partial Interest Only Fixed Rate Note – District of Columbia	Form 4109-PIO	Page 10
Modified for Master Credit Facility Agreement	10-05	© 2005 Fannie Mae

IN WITNESS WHEREOF, Borrower has signed and delivered this Note under seal or has caused this Note to be signed and delivered under seal by its duly authorized representative.  Borrower intends that this Note shall be deemed to be signed and delivered as a sealed instrument.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Multifamily Partial Interest Only Fixed Rate Note – District of Columbia	Form 4109-PIO	Page 11
Modified for Master Credit Facility Agreement	10-05	© 2005 Fannie Mae

PHNTUS ARBOR GARDENS INC., a California corporation

By:	Emeritus Corporation, a Washington corporation, its sole shareholder

By: /s/ Eric Mendelsohn
Eric Mendelsohn
Senior Vice President Corporate Development

Borrower's Social Security/Employer ID Number

PHNTUS AUSTIN GARDENS INC, a California corporation

By:	Emeritus Corporation, a Washington corporation, its sole shareholder

By: /s/ Eric Mendelsohn
Eric Mendelsohn
Senior Vice President Corporate Development

Borrower's Social Security/Employer ID Number

Multifamily Partial Interest Only Fixed Rate Note – District of Columbia	Form 4109-PIO	Page 12
Modified for Master Credit Facility Agreement	10-05	© 2005 Fannie Mae

PHNTUS BECKETT MEADOWS LLC, a Delaware limited liability company

By:	Emeritus Corporation, a Washington corporation, its sole member

By: /s/ Eric Mendelsohn
Eric Mendelsohn
Senior Vice President Corporate Development

Borrower's Social Security/Employer ID Number

PHNTUS CANTERBURY WOODS LLC, a Delaware limited liability company

By:	Emeritus Corporation, a Washington corporation, its sole member

By: /s/ Eric Mendelsohn (SEAL)
Eric Mendelsohn
Senior Vice President Corporate Development

Borrower's Social Security/Employer ID Number

Multifamily Partial Interest Only Fixed Rate Note – District of Columbia	Form 4109-PIO	Page 13
Modified for Master Credit Facility Agreement	10-05	© 2005 Fannie Mae

PHNTUS CHARLESTON GARDENS LLC, a Delaware limited liability company

By:	Emeritus Corporation, a Washington corporation, its sole member

By: /s/ Eric Mendelsohn
Eric Mendelsohn
Senior Vice President Corporate Development

Borrower's Social Security/Employer ID Number

PHNTUS CREEKSIDE LLC, a Delaware limited liability company

By:	Emeritus Corporation, a Washington corporation, its sole member

By: /s/ Eric Mendelsohn
Eric Mendelsohn
Senior Vice President Corporate Development

Borrower's Social Security/Employer ID Number

Multifamily Partial Interest Only Fixed Rate Note – District of Columbia	Form 4109-PIO	Page 14
Modified for Master Credit Facility Agreement	10-05	© 2005 Fannie Mae

PHNTUS DESERT SPRINGS LLC, a Delaware limited liability company

By:	Emeritus Corporation, a Washington corporation, its sole member

By: /s/ Eric Mendelsohn
Eric Mendelsohn
Senior Vice President Corporate Development

Borrower's Social Security/Employer ID Number

PHNTUS HERITAGE HILLS LLC, a Delaware limited liability company

By:	Emeritus Corporation, a Washington corporation, its sole member

By: /s/ Eric Mendelsohn  (SEAL)
Eric Mendelsohn
Senior Vice President Corporate Development

Borrower's Social Security/Employer ID Number

Multifamily Partial Interest Only Fixed Rate Note – District of Columbia	Form 4109-PIO	Page 15
Modified for Master Credit Facility Agreement	10-05	© 2005 Fannie Mae

PHNTUS KP SHREVEPORT LLC, a Delaware limited liability company

By:	Emeritus Corporation, a Washington corporation, its sole member

By: /s/ Eric Mendelsohn
Eric Mendelsohn
Senior Vice President Corporate Development

Borrower's Social Security/Employer ID Number

PHNTUS LAKES LLC, a Delaware limited liability company

By:	Emeritus Corporation, a Washington corporation, its sole member

By: /s/ Eric Mendelsohn
Eric Mendelsohn
Senior Vice President Corporate Development

Borrower's Social Security/Employer ID Number

Multifamily Partial Interest Only Fixed Rate Note – District of Columbia	Form 4109-PIO	Page 16
Modified for Master Credit Facility Agreement	10-05	© 2005 Fannie Mae

PHNTUS LO CAPE MAY LLC, a Delaware limited liability company

By:	Emeritus Corporation, a Washington corporation, its sole member

By: /s/ Eric Mendelsohn
Eric Mendelsohn
Senior Vice President Corporate Development

Borrower's Social Security/Employer ID Number

PHNTUS LO FOLSOM INC, a California corporation

By:	Emeritus Corporation, a Washington corporation, its sole shareholder

By: /s/ Eric Mendelsohn
Eric Mendelsohn
Senior Vice President Corporate Development

Borrower's Social Security/Employer ID Number

Multifamily Partial Interest Only Fixed Rate Note – District of Columbia	Form 4109-PIO	Page 17
Modified for Master Credit Facility Agreement	10-05	© 2005 Fannie Mae

PHNTUS LO JOLIET LLC, a Delaware limited liability company

By:	Emeritus Corporation, a Washington corporation, its sole member

By: /s/ Eric Mendelsohn
Eric Mendelsohn
Senior Vice President Corporate Development

Borrower's Social Security/Employer ID Number

PHNTUS LO ROCKFORD LLC, a Delaware limited liability company

By:	Emeritus Corporation, a Washington corporation, its sole member

By: /s/ Eric Mendelsohn
Eric Mendelsohn
Senior Vice President Corporate Development

Borrower's Social Security/Employer ID Number

Multifamily Partial Interest Only Fixed Rate Note – District of Columbia	Form 4109-PIO	Page 18
Modified for Master Credit Facility Agreement	10-05	© 2005 Fannie Mae

PHNTUS OAK HOLLOW LLC, a Delaware limited liability company

By:	Emeritus Corporation, a Washington corporation, its sole member

By: /s/ Eric Mendelsohn
Eric Mendelsohn
Senior Vice President Corporate Development

Borrower's Social Security/Employer ID Number

PHNTUS PINEHURST LLC, a Delaware limited liability company

By:	Emeritus Corporation, a Washington corporation, its sole member

By: /s/ Eric Mendelsohn
Eric Mendelsohn
Senior Vice President Corporate Development

Borrower's Social Security/Employer ID Number

Multifamily Partial Interest Only Fixed Rate Note – District of Columbia	Form 4109-PIO	Page 19
Modified for Master Credit Facility Agreement	10-05	© 2005 Fannie Mae

PHNTUS PINE MEADOW LLC, a Delaware limited liability company

By:	Emeritus Corporation, a Washington corporation, its sole member

By: /s/ Eric Mendelsohn
Eric Mendelsohn
Senior Vice President Corporate Development

Borrower's Social Security/Employer ID Number

PHNTUS PINES AT GOLDSBORO LLC, a Delaware limited liability company

By:	Emeritus Corporation, a Washington corporation, its sole member

By: /s/ Eric Mendelsohn (SEAL)
Eric Mendelsohn
Senior Vice President Corporate Development

Borrower's Social Security/Employer ID Number

Multifamily Partial Interest Only Fixed Rate Note – District of Columbia	Form 4109-PIO	Page 20
Modified for Master Credit Facility Agreement	10-05	© 2005 Fannie Mae

PHNTUS QUAIL RIDGE LLC, a Delaware limited liability company

By:	Emeritus Corporation, a Washington corporation, its sole member

By: /s/ Eric Mendelsohn
Eric Mendelsohn
Senior Vice President Corporate Development

Borrower's Social Security/Employer ID Number

PHNTUS RICHLAND GARDENS LLC, a Delaware limited liability company

By:	Emeritus Corporation, a Washington corporation, its sole member

By: /s/ Eric Mendelsohn
Eric Mendelsohn
Senior Vice President Corporate Development

Borrower's Social Security/Employer ID Number

Multifamily Partial Interest Only Fixed Rate Note – District of Columbia	Form 4109-PIO	Page 21
Modified for Master Credit Facility Agreement	10-05	© 2005 Fannie Mae

PHNTUS SILVERLEAF MANOR LLC, a Delaware limited liability company

By:	Emeritus Corporation, a Washington corporation, its sole member

By: /s/ Eric Mendelsohn
Eric Mendelsohn
Senior Vice President Corporate Development

Borrower's Social Security/Employer ID Number

PHNTUS STONEBRIDGE LLC, a Delaware limited liability company

By:	Emeritus Corporation, a Washington corporation, its sole member

By: /s/ Eric Mendelsohn
Eric Mendelsohn
Senior Vice President Corporate Development

Borrower's Social Security/Employer ID Number

Multifamily Partial Interest Only Fixed Rate Note – District of Columbia	Form 4109-PIO	Page 22
Modified for Master Credit Facility Agreement	10-05	© 2005 Fannie Mae

PAY TO THE ORDER OF CAPMARK FINANCE INC., WITHOUT RECOURSE.

CAPMARK BANK, a Utah industrial bank

By: /s/ Max W. Foore
Max W. Foore
Limited Signer

Multifamily Partial Interest Only Fixed Rate Note – District of Columbia	Form 4109-PIO	Page 23
Modified for Master Credit Facility Agreement	10-05	© 2005 Fannie Mae

PAY TO THE ORDER OF FANNIE MAE, WITHOUT RECOURSE.

CAPMARK FINANCE INC., a California corporation

By: /s/ Max W. Foore
Max W. Foore
Vice President

Fannie Mae Commitment Number:  853682

Multifamily Partial Interest Only Fixed Rate Note – District of Columbia	Form 4109-PIO	Page 24
Modified for Master Credit Facility Agreement	10-05	© 2005 Fannie Mae

SCHEDULE A

PREPAYMENT PREMIUM

Any prepayment premium payable under Paragraph 10 of this Note shall be computed as follows:

(a)	If the prepayment is made at any time after the date of this Note and before the Yield Maintenance Period End Date, the prepayment premium shall be the greater of:

(i)	1% of the amount of principal being prepaid; or

(ii)	The product obtained by multiplying:

(A)	the amount of principal being prepaid,

by

(B)
the difference obtained by subtracting from the Interest Rate on this Note the yield rate (the "Yield Rate") on the 4.250% U.S. Treasury Security due November, 2017 (the "Specified U.S. Treasury Security"), on the twenty-fifth (25th) Business Day preceding (x) the Intended Prepayment Date, or (y) the date Lender accelerates the Advance or otherwise accepts a prepayment pursuant to Paragraph 10(a)(3) of this Note, as the Yield Rate is reported in The Wall Street Journal, by

(C)	the present value factor calculated using the following formula:

1 - (1 + r)-n/12
r

[r =           Yield Rate
 n =           the number of months remaining between (1) either of the following: (x) in the case of a voluntary prepayment, the Last Day of the Month during which the prepayment is made, or (y) in any other case, the date on which Lender accelerates the unpaid principal balance of this Note and (2) the Yield Maintenance Period End Date]

In the event that no Yield Rate is published for the Specified U.S. Treasury Security, then the nearest equivalent non-callable U.S. Treasury Security having a maturity date closest to the Yield Maintenance Period End Date of this Note shall be selected at Lender's discretion.  If the

Multifamily Partial Interest Only Fixed Rate Note – District of Columbia	Form 4109-PIO	Page A-1
Fannie Mae	10-05	© 2005 Fannie Mae

publication of such Yield Rates in The Wall Street Journal is discontinued, Lender shall determine such Yield Rates from another source selected by Lender.

(b)
If the prepayment is made on or after the Yield Maintenance Period End Date but before the last calendar day of the 4th month prior to the month in which the Maturity Date occurs, the prepayment premium shall be 1% of the amount of principal being prepaid.

(c)
Notwithstanding the provisions of Paragraph 10(a) of this Note, no prepayment premium shall be payable with respect to any prepayment made on or after the last calendar day of the 4th month prior to the month in which the Maturity Date occurs.

Multifamily Partial Interest Only Fixed Rate Note – District of Columbia	Form 4109-PIO	Page A-2
Fannie Mae	10-05	© 2005 Fannie Mae

SCHEDULE B

MODIFICATIONS TO MULTIFAMILY NOTE
(Seniors Housing)

The following modifications are made to the text of the Note that precedes this Schedule:

1.	Section 9(b)(3) of the Note is hereby amended to read as follows:

"Failure of Borrower to comply with Sections 14(d), 14(e), or 14(g) of the Security Instrument relating to the delivery of books and records, statements, schedules, and reports."

2.
Section 9(b) of the Note is hereby amended to delete the word "or" immediately preceding paragraph (5) thereof and to insert a semi-colon in lieu of the period and the word "or", and add the following paragraph (6) at the end thereof:

"or (6) Borrower's failure to cause the renewal, continuation, extension or maintenance of all Licenses required to legally operate the Mortgaged Property as a Seniors Housing Facility, as defined in the Security Instrument."

3.	All capitalized terms used in this Schedule not specifically defined herein shall have the meanings set forth in the text of the Note that precedes this Schedule.

Multifamily Partial Interest Only Fixed Rate Note – District of Columbia	Form 4109-PIO	Page B-1
Fannie Mae	10-05	© 2005 Fannie Mae